UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5976

Seligman Select Municipal Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices)  (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:          (212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	12/31/03

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

SELIGMAN SELECT MUNICIPAL FUND, INC.
Annual Report December 31, 2003

S E L I G M A N

S E L E C T

M U N I C I P A L
F U N D, I N C .

Annual Report
December 31, 2003

To the Stockholders

Y

our annual Stockholder report for Seligman Select Municipal Fund follows this letter. This report contains a discussion with your Portfolio Managers, as well as your Fund’s performance history and audited financial statements, including a portfolio of investments.

For the year ended December 31, 2003, Seligman Select Municipal Fund posted a total return of 9.58% based on market price and 6.25% based on net asset value. The Fund’s annual distribution rate, based on the current monthly dividend and market price at December 31, 2003, was 6.23%. This is equivalent to a taxable yield of 9.58%, based on the maximum federal income tax rate of 35%. Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 0.81% to 1.50%.

Thank you for your continued support of Seligman Select Municipal Fund. We look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 18, 2004

Interview With Your Portfolio Managers, Thomas G. Moles and Eileen A. Comerford

What market conditions and events materially affected the Fund’s performance during 2003?

          Throughout much of the past year, expectations for a more robust economic recovery were tempered by geopolitical concerns and continued weakness in economic reports. As the year came to a close, it appeared that the long-awaited recovery had become well entrenched—the direct result of significant monetary and fiscal stimulus. However, job creation remains tepid. Until employment numbers improve, interest rates are likely to remain in a narrow range. In 2003, long-term municipal yields fluctuated within approximately a one-percentage point range, falling to a 35-year low in June before an abrupt reversal sent yields sharply higher over the next several months. Despite the volatility, long-term municipal yields ended the year just modestly lower than yields at the start of the one-year period.

          The slope of the municipal yield curve (i.e. the yield spread, or difference in yields, between bonds of different maturities) continues to have a significant impact on the municipal market. Since the Fed began lowering the federal funds rate in January 2001, the municipal yield curve has steepened dramatically, meaning that bonds with longer maturities are yielding more than bonds with shorter maturities. Over the past three years, the yield spread between 30-year and 1-year municipals widened from just over 100 basis points to a historical high of over 400 basis points this past June. At year-end, the spread was approximately 350 basis points, near the top of the range.

          Municipal new issue supply rose to $383 billion in 2003, breaking the previous record of $359 billion set just last year. The attractive interest rate environment supported a continuation of heavy refunding activity, which represented 26% of total volume. Most of the Fund’s holdings are backed by municipal bond insurance, which provides for the timely payment of principal and interest in the event of default. Last year, almost half of all bonds issued came to market as insured. The rate of growth in insurance usage slowed last year after several years of double-digit increases. Demand for municipal bonds, both retail and institutional, has been strong over the past year, supporting the increased supply as well as providing stability to the market during periods of interest rate volatility.

What investment strategies or techniques materially affected the Fund’s performance during the period?

          The Fund benefited from the advance refunding of a number of portfolio holdings over the past year. As a result, this sector of the portfolio experienced above-market price appreciation, providing a boost to the Fund’s investment returns. In addition, all refunded holdings have been secured by escrow accounts comprised of US government securities, which gives these bonds a high degree of safety and liquidity.

A TEAM APPROACH

Seligman Select Municipal Fund is managed by the Seligman Municipal Team, headed by Thomas G. Moles. Mr. Moles and Co-Portfolio Manager Eileen A. Comerford are assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund’s investment objective. Team members include Theresa Barion, Senior Credit Analyst Audrey Kuchtyak, and Debra McGuinness.

Interview With Your Portfolio Managers, Thomas G. Moles and Eileen A. Comerford

          The Fund is a leveraged, closed-end municipal fund. Leveraged funds have two classes of shares, common and preferred. Preferred shares pay a short-term rate of interest that is typically reset weekly or monthly. Investment income net of the amount owed to preferred stockholders is distributed to common stockholders, thereby enhancing returns. This structure has benefited common stockholders since inception because the municipal yield curve has remained positively sloped (the curve is positively sloped when yields increase as maturity lengthens). Over the past year, the difference between the income earned on the portfolio’s municipal investments and the rate paid to preferred stockholders has been particularly wide, enabling the Fund to maintain its monthly common dividend despite periods of declining yields.

          The Fund has been positioned for a gradual rise in municipal yields. Cash balances have been maintained at higher than normal levels throughout much of the past year, but due to the exceptionally low yields offered on cash-equivalent securities, investment income declined. In addition, the duration of the Fund is currently shorter than at the start of the reporting period, lessening interest rate risk but reducing the price appreciation potential of Fund holdings during periods of declining yields. As a result of our more defensive investment strategy, performance results lagged our peer group average. Given actual market conditions over the past year, a more aggressive strategy would likely have resulted in higher investment returns. Many forecasters expect interest rates to begin to trend higher in 2004, and we believe we have made considerable progress in preparing the Fund for a modest increase in longer-term municipal yields.

          The Fund’s performance was also negatively impacted by the narrowing of yield spreads between higher-quality and lower-quality municipal bonds. Over the past year, the high-yield sector of the municipal market outperformed higher-quality bonds by a wide margin. The Fund is a high-quality municipal fund and is required by prospectus to maintain at least 80% of net assets in “AAA” bonds.

          Industrial Development/Pollution Control bonds remain the Fund’s largest sector. The Pre-refunded/ Escrowed-to-Maturity sector is now tied with Transportation as the second largest sector due to the advance refunding of several portfolio holdings over the past year (issuers typically advance refund outstanding debt by issuing new bonds and using the proceeds to establish an escrow account which will retire the older bonds on the first call date or maturity).

          At J. & W. Seligman & Co. Incorporated, we place considerable emphasis on credit research. All Fund holdings are carefully analyzed prior to purchase and are regularly monitored to ensure that they continue to meet our credit criteria. During the past year, a position of Pocahontas Parkway, Virginia Toll Road was sold due to deteriorating credit conditions, which resulted in a loss to the Fund. In keeping with its emphasis on higher-quality investments, the Fund does not purchase tobacco securitization bonds or airlines bonds, two sectors that experienced difficulties over the past year. Further, the Fund does not buy bonds in sectors with a higher incidence of credit problems, relative to the municipal universe, including nursing homes, aquariums, stadiums or theme parks.

The views and opinions expressed are those of the Portfolio Manager(s) as of the date stated, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Investment Results For Common Stock

TOTAL RETURNS*
For Periods Ended December 31, 2003

			Average Annual

	Three Months	Six Months	One Year	Five Years	Ten Years

Market Price**	5.38%	0.67%	9.58%	4.06%	5.54%
Net Asset Value**	1.41	1.87	6.25	6.44	6.40

PRICE PER SHARE

	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002

Market Price	$11.07	$10.67	$11.35	$10.80	$10.76
Net Asset Value	12.13	12.15	12.29	12.13	12.16

DIVIDEND AND CAPITAL GAINS PER SHARE AND YIELD INFORMATION
For the Year Ended December 31, 2003

	Capital Gain (Loss)

Dividends Paid†	Realized	Unrealized		SEC Yieldø

$0.690	$(0.114)	$1.117	††	3.11%

ANNUAL DISTRIBUTION RATE
The annual distribution rate based on the current monthly dividend of $0.0575 per share and market price at December 31, 2003, was 6.23%, which is equivalent to a taxable yield of 9.58% based on the maximum federal tax rate of 35%. The tax-equivalent yield does not reflect any alternative minimum taxes to which an investor may be subject.

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that investors may pay on Fund distributions or on the sale of Fund shares. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

*	Returns for periods of less than one year are not annualized.

**	These rates of return reflect changes in the market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

†

Preferred Stockholders were paid dividends at annual rates ranging from 0.81% to 1.50%. Earnings on the Fund’s assets in excess of the Preferred dividend requirements constituted income available for dividends to Common Stockholders.

††	Represents the per share amount of unrealized appreciation of portfolio securities as of December 31, 2003.

ø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2003, has been computed in accordance with SEC regulations and will vary.

Portfolio of Investments	December 31, 2003

State#	Face Amount	Municipal Bonds	Ratings Moody’s/S&P†	Value

Alabama — 10.1%	$10,000,000	Jefferson County Sewer Rev. (Capital Improvement Warrants), 5.125% due 2/1/2039ø	Aaa/AAA	$11,271,800

	5,000,000	McIntosh Industrial Development Board, Environmental Facilities Rev. (CIBA Specialty Chemicals), 5.375% due 6/1/2028	A2/A	5,052,400

Alaska — 1.8%	2,395,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2021	Aaa/AAA	2,846,290

California — 21.0%	9,130,000	California Pollution Control Financing Authority Sewage and Solid Waste Disposal Facilities Rev. (Anheuser-Busch Project), 5.75% due 12/1/2030*	A1/A+	9,493,100

	4,100,000	Foothill/Eastern Transportation Corridor Agency Toll Road Rev., 5.75% due 1/15/2040	Baa3/BBB–	4,192,455

	4,000,000	San Diego Public Facilities Financing Authority Sewer Rev. Series 1999-A, 5% due 5/15/2029	Aaa/AAA	4,081,320

	5,700,000	San Diego Public Facilities Financing Authority Sewer Rev. Series 1999-B, 5% due 5/15/2029	Aaa/AAA	5,815,881

	10,000,000	San Francisco City and County Airports Commission Rev. (International Airport), 6.30% due 5/1/2025*	Aaa/AAA	10,247,400

Georgia — 4.2%	6,460,000	Georgia Housing and Finance Authority Rev. (Single Family Mortgage), 6.10% due 6/1/2031*	Aa2/AAA	6,779,899

Illinois — 5.0%	7,500,000	Chicago GOs, 5.50% due 1/1/2040	Aaa/AAA	8,044,275

Louisiana — 5.4%	7,050,000	Louisiana Public Facilities Authority Hospital Rev. (Southern Baptist Hospitals, Inc. Project), 8% due 5/15/2012††	NR/AAA	8,661,982

Massachusetts — 5.7%	4,000,000	Massachusetts Bay Transportation Authority General Transportation System Rev., 5.625% due 3/1/2026ø	Aaa/AAA	4,379,880

	4,000,000	Massachusetts Development Finance Agency Rev. (WGBH Educational Foundation), 5.75% due 1/1/2042	Aaa/AAA	4,722,200

Michigan — 1.3%	2,000,000	Kalamazoo Hospital Finance Authority Rev. (Bronson Methodist Hospital), 5.50% due 5/15/2028	Aaa/NR	2,157,580

Minnesota — 1.7%	2,500,000	Minnesota Agricultural and Economic Development Board Rev. (The Evangelical Lutheran Good Samaritan Society Project), 6.625% due 8/1/2025 .	A3/A–	2,695,625

Missouri — 2.2%	3,450,000	Missouri State Housing Development Commission Single Family Mortgage Rev. (Homeownership Loan Program), 5.50% due 3/1/2033*	NR/AAA	3,538,665

New Jersey — 5.2%	8,000,000	New Jersey Economic Development Authority Water Facilities Rev. (American Water Co. Inc.), 5.375% due 5/1/2032*	Aaa/NR	8,347,520

See footnotes on page 7.

Portfolio of Investments	December 31, 2003

State#	Face Amount	Municipal Bonds	Ratings Moody’s/S&P†	Value

New York — 13.4%	$10,000,000	New York State Energy Research & Development Authority Electric Facilities Rev. (Consolidated Edison Co. NY Inc. Project), 6.10% due 8/15/2020	Aaa/AAA	$10,799,400

	10,000,000	New York State Thruway Authority General Rev., 6% due 1/1/2025ø	Aaa/AAA	10,688,000

New York and NewJersey — 4.5%	6,500,000	Port Authority of New York and New Jersey (JFK International Air Terminal LLC Project Rev.), 5.75% due 12/1/2022*	Aaa/AAA	7,296,380

Ohio — 2.1%	2,895,000	Cleveland Waterworks Improvement First Mortgage Rev., 5.75% due 1/1/2021ø	Aaa/AAA	3,192,114

	105,000	Cleveland Waterworks Improvement First Mortgage Rev., 5.75% due 1/1/2021	Aaa/AAA	114,026

Pennsylvania — 10.6%	3,000,000	Delaware County Industrial Development Authority Water Facilities Rev. (Philadelphia Suburban Water), 5.35% due 10/1/2031*	Aaa/AAA	3,119,370

	3,000,000	Lehigh County Industrial Development Authority Pollution Control Rev. (Pennsylvania Power & Light Company Project), 6.15% due 8/1/2029	Aaa/AAA	3,250,530

	10,000,000	Philadelphia Airport Rev., 6.10% due 6/15/2025*	Aaa/AAA	10,732,000

South Carolina — 3.2%	5,000,000	South Carolina Ports Authority Rev., 5.30% due 7/1/2026*	Aaa/AAA	5,144,350

Tennessee — 5.1%	8,000,000	Humphreys County Industrial Development Board Solid Waste Disposal Rev. (E.I. duPont de Nemours & Co. Project), 6.70% due 5/1/2024*	Aa3/AAA	8,276,400

Texas — 16.3%	5,000,000	Dallas-Fort Worth International Airports Rev., 5.75% due 11/1/2030*	Aaa/AAA	5,402,650

	3,000,000	Houston Airport System Rev., 5.625% due 7/1/2030*	Aaa/AAA	3,155,430

	4,000,000	Houston Higher Education Finance Corporation Rev. (Rice University Project), 5.375% due 11/15/2029	Aaa/AAA	4,246,280

	5,000,000	Lower Neches Valley Authority Industrial Development Corp. Sewer Facilities Rev. (Mobil Oil Refining Corp. Project), 6.40% due 3/1/2030*	Aaa/AAA	5,204,250

	7,500,000	Matagorda County Navigation District No. 1 Pollution Control Rev. (Central Power and Light Co. Project), 6.125% due 5/1/2030*	Aaa/AAA	8,241,825

Washington — 13.5%	4,795,000	Chelan County Public Utility District No. 1 (Chelan Hydro Consolidated System Rev.), 6.25% due 7/1/2017*	Aaa/AAA	5,412,692

See footnotes on page 7.

Portfolio of Investments	December 31, 2003

State#	Face Amount	Municipal Bonds	Ratings Moody’s/S&P†		Value

Washington — (continued)	$5,000,000	Chelan County Public Utility District No. 1 (Chelan Hydro Consolidated System Rev.), 6.35% due 7/1/2028*	Aaa/AAA		$5,651,650
	10,000,000	King County Sewer GOs, 6.125% due 1/1/2033ø	Aaa/AAA		10,694,100

Total Municipal Bonds (Cost $198,116,901) — 132.3%					212,949,719

		Variable Rate Demand Notes

Florida — 0.6%	1,000,000	Sarasota County Public Hospital Board (Sarasota Memorial Hospital Project) due 7/1/2037	VMIG 1/NR		1,000,000

Illinois — 0.9%	1,500,000	Illinois Health Facilities Authority Rev. (University of Chicago Hospital) due 8/15/2026	VMIG 1/A–1	+	1,500,000

Massachusetts — 0.7%	900,000	Massachusetts State Water Resource Authority Rev. due 8/1/2020	VMIG 1/A–1	+	900,000

	200,000	Massachusetts State Health & Educational Facilities Authority Rev. (Capital Assets Program) due 1/1/2035	VMIG 1/NR		200,000

Missouri — 0.8%	1,300,000	Missouri State Health & Educational Facilities Authority Health Facility Rev. (Cox Health System) due 6/1/2022	VMIG 1/A–1	+	1,300,000

New York — 5.1%	1,100,000	New York City GOs due 8/1/2010	VMIG 1/A–1	+	1,100,000

	1,300,000	New York City, GOs Subseries E5 due 8/1/2015	VMIG 1/A–1	+	1,300,000

	3,400,000	New York City, GOs Subseries E5 due 8/1/2017	VMIG 1/A–1	+	3,400,000

	400,000	New York City GOs due 8/1/2023	VMIG 1/A–1	+	400,000

	700,000	New York City GOs due 11/1/2024	VMIG 1/A–1	+	700,000

	1,300,000	New York City Municipal Water Finance Authority, Water & Sewer System Rev. due 6/15/2025	VMIG 1/A–l	+	1,300,000

Pennsylvania — 1.6%	2,500,000	Lehigh County General Purpose Authority Rev. (Lehigh Valley Hospital) due 7/1/2028	VMIG 1/NR		2,500,000

Wyoming — 2.5%	400,000	Lincoln County Pollution Control Rev. Series D (Exxon Project) due 11/1/2014	P-1/A–1	+	400,000

	3,700,000	Lincoln County Pollution Control Rev. Series B(Exxon Project) due 7/1/2017*	P-1/A–1	+	3,700,000

Variable Rate Demand Notes (Cost $19,700,000) — 12.2%					19,700,000

Total Investments (Cost $217,816,901) — 144.5%					232,649,719
Other Assets Less Liabilities — (44.5%)					(71,664,250)

Net Assets — 100.0%					$160,985,469

#	The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets for Common Stock.

*	Interest income earned from this security is subject to the federal alternative minimum tax.

†	Ratings have not been audited by Deloitte & Touche LLP.

††	Escrowed-to-maturity security.

ø	Pre-refunded security.

See Notes to Financial Statements.

Statement of Assets and Liabilities	December 31, 2003

Assets:
Investments, at value:
Long-term holdings (cost $198,116,901)	$212,949,719
Short-term holdings (cost $19,700,000)	19,700,000	$232,649,719

Cash		106,607
Interest receivable		3,334,153
Receivable for securities sold		122,200
Expenses prepaid to stockholder service agent		33,413
Other		25,391

Total Assets		236,271,483

Liabilities:
Management fee payable		110,240
Payable for Common Stock purchased		36,433
Accrued expenses and other		139,341
Shares subject to mandatory redemption		75,000,000

Total Liabilities		75,286,014

Net Assets		$160,985,469

Composition of Net Assets:
Common Stock, $0.01 par value: Shares authorized — 49,999,250; issued and outstanding — 13,275,769		$132,758
Additional paid-in capital		145,743,170
Undistributed net investment income		1,771,316
Accumulated net realized loss		(1,494,593)
Net unrealized appreciation on investments		14,832,818

Net Assets		$160,985,469

Net Assets per share (Market Value $11.07)		$12.13

See Notes to Financial Statements.

Statement of Operations	For the Year Ended December 31, 2003

Investment Income:
Interest		$12,100,621

Expenses:
Management fees	$1,297,745
Dividends on shares subject to mandatory redemption	796,515
Stockholder account and registrar services	275,426
Preferred stock remarketing and rating agent fees	228,145
Auditing and legal fees	68,047
Custody and related services	59,303
Directors fees and expenses	44,499
Stockholder reports and communications	38,846
Stockholders meeting	27,981
Miscellaneous	15,358

Total Expenses		2,851,865

Net Investment Income		9,248,756

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(1,509,148)
Net change in unrealized appreciation of investments	950,465

Net Loss on Investments		(558,683)

Increase in Net Assets from Operations		$8,690,073

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,

	2003	2002

Operations:
Net investment income	$9,248,756	$10,733,345
Net realized gain (loss) on investments	(1,509,148)	69,822
Net change in unrealized appreciation of investments	950,465	6,846,926
Dividends to Preferred Stockholders (Note 4):
Series A (per share: $1,406.71)	—	(527,517)
Series B (per share: $1,447.11)	—	(542,666)

Increase in Net Assets from Operations	8,690,073	16,579,910

Distributions to Common Stockholders:
Net investment income (per share: $0.690 and $0.643)	(9,159,530)	(8,535,537)
Net realized long-term gain on investments: (per share: $0.007)	—	(92,909)

Decrease in Net Assets from Distributions	(9,159,530)	(8,628,446)

Capital Share Transactions:
Value of shares of Common Stock issued in payment of dividends (46,241 and 46,913 shares)	504,531	496,070
Value of shares of Common Stock issued in payment of gain distribution (554 shares)	—	5,900
Cost of shares purchased for investment plan (47,800 and 45,685 shares)	(522,752)	(484,350)

Increase (Decrease) in Net Assets from Capital Share Transactions	(18,221)	17,620

Increase (Decrease) in Net Assets	(487,678)	7,969,084

Net Assets:
Beginning of year	161,473,147	153,504,063

End of Year (including undistributed net investment income of $1,771,316 and $1,696,645, respectively)	$160,985,469	$161,473,147

See Notes to Financial Statements.

Statement of Cash Flows	For the Year Ended December 31, 2003

Cash Flows from Operating Activities:
Net increase in Net Assets from Operations	$8,690,073
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Proceeds from disposition of investment securities	12,940,160
Net purchases of short-term investment securities	(13,300,000)
Decrease in interest receivable	311,829
Increase in receivable for securities sold	(5,092)
Increase in other assets	(10,468)
Increase in payable for Common Stock purchased	36,433
Increase in management fees payable, accrued expenses and other	(35,180)
Net change in unrealized depreciation of investments	(950,465)
Net realized loss on investments	1,509,148

Net Cash Provided by Operating Activities	9,186,438

Cash Flows from Financing Activities:
Dividends paid to Common Stockholders	(8,654,999)
Payment for shares of Common Stock purchased	(522,752)

Net Cash Used in Financing Activities	(9,177,751)

Net increase in cash	8,687
Cash balance at beginning of year	97,920

Cash Balance at End of Year	$106,607

Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included above consists of shares issued in payment of dividend distributions of $504,531.

See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies — The financial statements of Seligman Select Municipal Fund, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation — All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b.	Federal Taxes — The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes all discounts and premiums paid on purchases of portfolio securities for financial reporting purposes.

     Variable rate demand notes purchased by the Fund may be put back to the designated remarket-ing agent for the issue at par on any day, for settlement within seven days, and accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At December 31, 2003, the interest rates paid on these notes ranged from 1.14% to 1.35%.

d.	Distributions to Stockholders — Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

     The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

e.

Fair Value of Shares Subject to Mandatory Redemption — The carrying amount reported for shares subject to mandatory redemption is the redemption value at December 31, 2003. The dividend rate is reset periodically to permit the shares to be remarketed at their redemption values; therefore, the carrying amount approximates fair value.

2. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2003, amounted to $0 and $12,940,160, respectively.

          At December 31, 2003, the cost of investments for federal income tax purposes was $217,413,626. The tax basis cost was less than the cost for financial reporting purposes due to the amortization of market discounts for financial reporting purposes of $403,275. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $15,236,093 and $0, respectively.

3. Dividend Investment Plan — Under the Fund’s Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

          The Fund, in connection with its Dividend Investment Plan (the “Plan”), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan require-

Notes to Financial Statements

ments. For the year ended December 31, 2003, 47,800 shares were purchased in the open market at a cost of $522,752, which represented a weighted average discount of 9.84% from the net asset value of those acquired shares. A total of 46,241 shares were issued to Plan participants during the period for proceeds of $504,531, a weighted average discount of 10.32% from the net asset value of those shares.

          The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended December 31, 2003.

4. Capitalization — The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $0.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 750 shares of unissued Common Stock as Preferred Stock. The Preferred Stock consists of 375 shares of Series A Stock and 375 shares of Series B Stock (authorized, issued and outstanding) with a par value of $0.01 per share for each series. The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $100,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $100,000 per share plus any accumulated but unpaid dividends in April 2020 (Series A) and April 2022 (Series B) or if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. The liquidation preference of the Preferred Stock is $100,000 per share plus accumulated and unpaid dividends. At December 31, 2003, the liquidation preferences and asset coverage per share of Series A and Series B stock was $100,000 and $314,647, respectively, for each series.

          Dividends on each series of Preferred Stock are cumulative at a rate reset every 28 days based on the lowest rate which would permit the shares to be remarketed at $100,000 per share.

          As required, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity.” Effective for the current year, the Fund has reclassified its Preferred Stock as a liability of the Fund in the Statement of Assets and Liabilities. In addition, dividends paid to Preferred Stockholders are now classified as an expense in the Statement of Operations and as a component of net investment income in the Statement of Changes in Net Assets and in the Financial Highlights. Prior year amounts presented have not been restated to conform to this period’s presentation. This change has no impact on the Net Assets of the Fund.

          The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund’s directors.

5. Management Fee, Administrative Services, and Other Transactions — J. & W. Seligman & Co. Incorporated (the “Manager”) manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.55% per annum of the Fund’s average daily net assets, which include the value attributable to the fund’s preferred stock.

          Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $235,299 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

Notes to Financial Statements

          The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2003, the Fund’s potential obligation under the Guaranties is $49,700. As of December 31, 2003, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s stockholder account services cost.

          Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

          The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2003, of $37,815 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. Capital Loss Carryforward — At December 31, 2003, the Fund had a capital loss carryforward for federal income tax purposes of $1,494,593, all of which expires in 2011 and is available for offset against future taxable net capital gains. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward.

7. Other Matters — The Manager has been conducting an extensive internal review in response to recent developments regarding disruptive or illegal trading practices within the mutual fund industry. The Manager’s review noted one market timing relationship that was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced in September 2003. Additionally, the Manager identified three other market timing arrangements, all of which had been terminated, the most recent in September 2002. The Manager is confident that any financial impact of these arrangements on any Seligman Fund was minimal, and the Fund, as a publicly-traded, closed-end investment company, had no market timing arrangements. The Securities and Exchange Commission (the “SEC”) and the Attorney General of the State of New York also are reviewing these matters.

In connection with the Manager’s internal review, the Manager has also reviewed its practice of placing some of the Seligman Equity Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements that Seligman Advisors, Inc., an affiliate of the Manager, had with certain brokerage firms. The Manager is confident that the Seligman Equity Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager is also responding to information requests from the SEC relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions.

The Independent Directors of the Board of the Fund have been reviewing, and will continue to review, the foregoing matters. If the Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its personnel, the Manager will make restitution to the Fund.

Financial Highlights

          The Fund’s financial highlights are presented below. “Per share operating performance” data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding.

          “Total investment return” measures the Fund’s performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, reinvested dividends and capital gains paid, as provided for in the Fund’s dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares and taxes investors may incur on distributions or on the sale of Fund shares.

	Year Ended December 31,

	2003	2002	2001	2000	1999

Per Share Operating Performance:

Net Asset Value, Beginning of Year	$12.16	$11.56	$11.65	$10.62	$12.29

Income from Investment Operations:
Net investment income	0.70	0.81	0.82	0.85	0.87
Net realized and unrealized gain (loss) on investments	(0.04)	0.52	(0.11)	1.12	(1.63)
Dividends paid for net investment income to
Preferred Stockholders	— *	(0.08)	(0.17)	(0.24)	(0.19)

Total from Investment Operations	0.66	1.25	0.54	1.73	(0.95)

Less Distributions to Common Stockholders:
Dividends paid from net investment income	(0.69)	(0.64)	(0.62)	(0.63)	(0.65)
Dividends in excess of net investment income	—	—	—	(0.02)	—
Distributions from net realized gain	—	(0.01)	(0.01)	(0.05)	(0.07)

Total Distributions to Common Stockholders	(0.69)	(0.65)	(0.63)	(0.70)	(0.72)

Net Asset Value, End of Year	$12.13	$12.16	$11.56	$11.65	$10.62

Market Value, End of Year	$11.07	$10.76	$10.32	$9.875	$8.9375

Total Investment Return:
Based on market value	9.58%	10.85%	10.85%	18.78%	(23.76)%
Based on net asset value	6.25%	11.84%	5.31%	17.93%	(7.42)%
Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.77%*	1.28%	1.28%	1.27%	1.26%
Ratio of net investment income to average net assets	5.75%*	6.82%	6.96%	7.71%	7.45%
Portfolio turnover rate	—	1.90%	2.98%	11.87%	16.72%
Net Assets, End of Year (000s omitted)	$160,985	$161,473	$153,504	$154,896	$141,042

See footnotes on page 16.

Financial Highlights

*

As required, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity.” Effective for the year ended December 31, 2003, the Fund reclassified the dividends paid to preferred stockholders as an expense. The effect of this change for the year ended December 31, 2003, was to decrease net investment income per share by $0.06, decrease dividends paid from net investment income to preferred stockholders per share by $0.06, increase the ratio of expenses to average net assets from 1.28% to 1.77%, and decrease the ratio of net investment income to average net assets from 6.24% to 5.75%. The per share amounts and ratios for periods prior to December 31, 2003 have not been restated.

See Notes to Financial Statements.

Report of Independent Auditors

The Board of Directors and Stockholders, Seligman Select Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Select Municipal Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2003, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Select Municipal Fund, Inc. as of December 31, 2003, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 18, 2004

Dividend Investment Plan

          The Dividend Investment Plan (the “Plan”) is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. (“Seligman Data”), P.O. Box 9759, Providence, RI 02940-9759. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such Stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

          Purchases will be made by the Fund from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder’s account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended December 31, 2003, the Fund purchased 47,800 shares in the open market for dividend and gain investment purposes.

          Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to

Dividend Investment Plan

determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the nominee’s name and held for the account of beneficial owners who are participating in such Plan by delivering shares on behalf of such holder to such nominee’s account at Depository Trust Company (“DTC”). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

          A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder’s name and address as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

          Seligman Data will maintain all Common Stockholders’ accounts in the Plan not held by DTC, and furnish written confirmation of all transactions in the accounts, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder’s proxy will include those shares purchased or received pursuant to the Plan.

          The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the Stockholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

          The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data.

          The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended December 31, 2003.

Directors and Officers Information pertaining to the Directors and Officers of Seligman Select Municipal Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Robert B. Catell (66)[3,4]

Chairman and Chief Executive Officer of KeySpan Corporation (diversified energy, gas and electric company); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management X Fund, Inc.); Director, Alberta Northeast Gas, Ltd., Boundary Gas Inc., Taylor Gas Liquids, Ltd., and The Houston Exploration Company (oil and gas exploration, development and production companies), Edison Electric Institute, New York State Energy Research and Development Authority, Independence Community Bank, Business Council of New York State, Inc., New York City Partnership, and the Long Island Association (business and civic organizations).

•	Director: From May 2003
•	Oversees 60 Portfolios in Fund Complex

John R. Galvin (74)[2,4]

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

•	Director: 1995 to Date
•	Oversees 61 Portfolios in Fund Complex

Alice S. Ilchman (68)[3,4]

President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

•	Director: 1990 to Date
•	Oversees 61 Portfolios in Fund Complex

Frank A. McPherson (70)[3,4]

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (integrated international oil corporation); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products) and the Federal Reserve System’s Kansas City Reserve Bank.

•	Director: 1995 to Date
•	Oversees 61 Portfolios in Fund Complex

See footnotes on page 23.

Directors and Officers Information pertaining to the Directors and Officers of Seligman Select Municipal Fund, Inc. is set forth below.

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

John E. Merow (74)[2,4]

Retired Chairman and Senior Partner, Sullivan & Cromwell (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturer of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

•	Director: 1991 to Date
•	Oversees 61 Portfolios in Fund Complex

Betsy S. Michel (61)[2,4]

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (international educational training). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

•	Director: 1990 to Date
•	Oversees 61 Portfolios in Fund Complex

Leroy C. Richie (62)[2,4]

Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

•	Director: 2000 to Date
•	Oversees 60 Portfolios in Fund Complex

Robert L. Shafer (71)[3,4]		Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).
•	Director: 1991 to Date
•	Oversees 61 Portfolios in Fund Complex

James N. Whitson (68)[2,4]

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.

•	Director: 1993 to Date
•	Oversees 61 Portfolios in Fund Complex

See footnotes on page 23.

Directors and Officers Information pertaining to the Directors and Officers of Seligman Select Municipal Fund, Inc. is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (65)*[1]

Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. Formerly, Director, Kerr-McGee Corporation (diversified energy company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

•	Director and Chairman of the Board: 1989 to Date
•	Oversees 61 Portfolios in Fund Complex

Brian T. Zino (51)*[1]

Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Chairman, ICI Mutual Insurance Company.

•	Director: 1993 to Date
•	President and Chief Executive Officer: 2002 to Date
•	Oversees 61 Portfolios in Fund Complex

Thomas G. Moles (61)

Director and Managing Director, J. & W. Seligman & Co. Incorporated; Executive Vice President and Co-Portfolio Manager, Seligman Quality Municipal Fund, Inc. (closed-end investment company); Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series; and Director, Seligman Advisors, Inc. and Seligman Services, Inc. Formerly, President of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.

•	Executive Vice President: 2002 to Date
•	Portfolio Manager: 1990 to Date

Eileen A. Comerford (45)

Senior Vice President and Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series and Seligman Quality Municipal Fund, Inc.

•	Vice President: 1991 to Date
•	Co-Portfolio Manager: From May 2003

Audrey G. Kuchtyak (43)		Senior Vice President, J. & W. Seligman & Co. Incorporated; Vice President, Seligman Quality Municipal Fund, Inc.
•	Vice President: 1991 to Date

Thomas G. Rose (46)

Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

•	Vice President: 2000 to Date

See footnotes on page 23.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Select Municipal Fund, Inc. is set forth below.

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Lawrence P. Vogel (47)

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

•	Vice President: 1992 to Date
•	Treasurer: 2000 to Date

Frank J. Nasta (39)

Managing Director, General Counsel, and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated, and Corporate Secretary, Seligman Henderson Co.

•	Secretary: 1994 to Date

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.

*

Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1	Executive Committee
	2	Audit Committee
	3	Director Nominating Committee
	4	Board Operations Committee

Manager	Independent Auditors	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	Deloitte & Touche LLP	(800) 874-1092	Stockholder Services
100 Park Avenue
New York, NY 10017	Stockholder Service	(212) 682-7600	Outside the
	Agent		United States
General Counsel	Seligman Data Corp.
Sullivan & Cromwell LLP	100 Park Avenue	(800) 622-4597	24-Hour Automated
	New York, NY 10017		Telephone Access
Service

Seligman Select Municipal Fund, Inc.
Managed by

J. & W. SELIGMAN & CO.
INCORPORATED

Investment Managers and Advisors

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

www.seligman.com

Photo: Courtesy Michigan Travel Bureau

CESEL2 12/03

ITEM 2.	CODE OF ETHICS.
As of December 31, 2003, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert.  Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2003	2002

Audit Fees	$25,996	$25,260
Audit-Related Fees	24,550	23,950
Tax Fees	2,100	2,000
All Other Fees	1,897	2,609

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include the performance of certain agreed-upon procedures with respect to the registrant’s preferred stock. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2003	2002

Audit-Related Fees	$89,130	$105,355
Tax Fees	7,500	18,450

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Audit-related fees include amounts for (i) attestation services for the registrant’s stockholder service agent; (ii) review of certain internal controls of such stockholder service agent’s sub-agent; and (iii) actuarial services provided prior to May 6, 2003 to the registrant’s investment adviser and stockholder service agent (such services were no longer permitted to be performed for the stockholder service agent after May 5, 2003).  Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s stockholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $125,177 and $152,364, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

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ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
James N. Whitson, Chairman
John R. Galvin Betsy S. Michel
John E. Merow Leroy C. Richie

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable, as registrant does not invest in voting securities.

ITEM 8.	[RESERVED]

ITEM 9.	CONTROLS AND PROCEDURES.

(a)     The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)     The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 10.	EXHIBITS.
	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN SELECT MUNICIPAL FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 5, 2004

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 5, 2004

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SELIGMAN SELECT MUNICIPAL FUND, INC.

EXHIBIT INDEX
(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.

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